UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 29, 2004

                             -----------------------
                            NANOMETRICS INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


        California                      0-13470                 94-2276314
----------------------------    -----------------------        -------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


  1550 Buckeye Drive, Milpitas, California                             95035
  ---------------------------------------                           ----------
  (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (408) 435-9600


                                       N/a
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         99.1 Press Release, dated July 29, 2004, announcing registrant's second quarter financial results.


Item 12. Results of Operations and Financial Condition. The information provided in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

         On July 29, 2004, Nanometrics Incorporated issued a press release announcing its financial results for the second quarter of 2004. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NANOMETRICS INCORPORATED


                                    /s/ Paul B. Nolan
                                    -----------------
                                    Paul B. Nolan
                                    Chief Financial Officer
                                    July 29, 2004


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                                  EXHIBIT INDEX


Exhibit No.   Description
----------    -----------

    99.1 Press Release, dated July 29, 2004, announcing registrant's second quarter financial results.